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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 28, 1998


                          First Midwest Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                    0-10967                   36-3161078
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)



           300 Park Boulevard, Suite 405, Itasca, Illinois          60143
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          (Address of principal executive offices)               (Zip Code)


                                (630) 875-7450
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              Registrant's telephone number, including area code


                                     N.A.
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            (Former name and address, if changed since last report)

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                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                                 May 28, 1998

Item 5. Other Events

At the meeting of the Board of Directors held on May 20, 1998, Robert P.
O'Meara was elected Chairman of the Board and Chief Executive Officer and John
M. O'Meara President and Chief Operating Officer. Robert P. O'Meara formerly served as President and Chief Executive Officer and John M. O'Meara as Executive Vice President and Chief Operating Officer. As announced earlier, former Chairman of the Board Clarence D. Oberwortmann passed away on April 16, 1998 following a brief illness.

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                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                                 May 28, 1998



The following Items are not applicable for this Form 8-K:

     Item 1.  Changes in Control of Registrant

     Item 2.  Acquisition or Disposition of Assets

     Item 3.  Bankruptcy or Receivership

     Item 4.  Changes in Registrant's Certifying Accountant

     Item 6.  Resignations of Registrant's Directors

     Item 7.  Financial Statements and Exhibits

     Item 8.  Change in Fiscal Year

     Item 9.  Sales of Equity Securities Pursuant to Regulation S

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                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                                 May 28, 1998

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           First Midwest Bancorp, Inc.
                                           -------------------------------
                                                   (Registrant)



Date:  May 27, 1998                        DONALD J. SWISTOWICZ
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                                           Donald J. Swistowicz
                                           Executive Vice President

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